Exhibit 99.2

Q4 2019 Financial Results March 26, 2020 Tracy Pagliara President & CEO OTCQX: WLMS Randy Lay SVP & Chief Financial Officer

2 2 Forward-looking Statement Disclaimer This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s ability to realize opportunities and successfully achieve its growth and strategic initiatives, such as midstream oil & gas opportunities, water-related projects and expansion into Canada, as well as expectations for future growth of revenue, profitability and earnings, including the Company’s ability to grow its core business, expand its customer base, increase backlog and convert backlog to revenue, as well as revenue, profitability and earnings, the Company’s ability to uplist to a major exchange in 2020, the continuing impact of the Company’s cost reduction, reorganization and restructuring efforts, expectations relating to the Company’s performance, expected work in the energy and industrial markets, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including its ability to comply with the terms of its debt instruments and access letters of credit, ability to implement strategic initiatives, business plans, and liquidity plans, and ability to implement and maintain effective internal control over financial reporting and disclosure controls and procedures. Actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, reduced need for construction or maintenance services in the Company’s targeted markets, or increased regulation of such markets, loss of any of the Company’s major customers, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business, termination of customer or vendor relationships, cost increases and project cost overruns, unforeseen schedule delays, poor performance by its subcontractors, cancellation of projects, the impact of the COVID-19 outbreak on the Company generally or on any of the Company’s customers or vendors upon which it relies, competition, including competitors being awarded business by current customers, damage to the Company’s reputation, warranty or product liability claims, increased exposure to environmental or other liabilities, failure to comply with various laws and regulations, failure to attract and retain highly-qualified personnel, loss of customer relationships with critical personnel, volatility of the Company’s stock price, deterioration or uncertainty of credit markets, and changes in the economic, social and political conditions in the United States, including the banking environment or monetary policy. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the section of the Annual Report on Form 10-K for its 2019 fiscal year titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating its performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation. Cautionary Notes * Note: Unless otherwise noted, all discussion is based upon continuing operations.

3 Q4 Revenue of $66.8 million, up 50.6% over the prior-year period .. Canada contributed $5.9 million in new revenue Full Year Revenue of $245.8 million – an increase of 30.1% versus 2018 Achieved gross margin of 13.6% for Q4 and 12.6% for full year 2019 .. Fourth quarter included $1.7 million of revenue related to an early contract termination Q4 operating expenses $8.5 million, down $3.0 million year-over-year .. G&A in fourth quarter included approximately $1.6 million of non-recurring costs such as severance and legal/professional expenses .. Adjusted for non-recurring expenses, SG&A as a percent of revenue for 2019 was 9.2% Adjusted EBITDA(1) was $4.2 million and $12.6 million for the fourth quarter and full year 2019, respectively Over $100 million backlog growth .. Year-end backlog was $494.9 million, up 26.7% sequentially from the third quarter .. Active business development pipeline for 2020 After end of quarter, refinanced credit facilities and completed rights offering Recent Highlights (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results.

4 Backlog Growth & Diversification Total Backlog by Industry: $390.6M September 30, 2019 Nuclear LTA 27% Nuclear Projects 52% Canada 1% Fossil 19% Energy & Industrial 1% Vogtle 3 & 4 backlog: $155.0M $478.7 $409.0 $390.6 $494.9 $181.8 $138.3 $151.3 $191.3 3/31/2019 6/30/2019 9/30/2019 12/31/2019 Total Backlog 12-month Convertible Backlog Total Backlog & 12-month Convertible Backlog Canada 6% Energy & Industrial 3% Fossil 13% Nuclear LTA 21% Nuclear Projects 34% Decommissioning 23% LTA = Long term maintenance agreement Total Backlog by Industry: $494.9M December 31, 2019 + $104.3M Diversification Under Way to Replace Vogtle Business $ Millions

5 5 Cost-plus 86% Fixed-price 14% Nuclear LTA 10% Nuclear Projects 51% Canada 7% Decommissioning 4% Fossil 13% Energy & Industrial 15% Favorable Revenue Mix & Strong End Markets 2019 Full Year Revenue $245.8 Million Contract Type End Markets (1) (1) LTA – Long term maintenance agreement Vogtle 3 & 4 2019 revenue: $100.4 million

6 6 Potential Coronavirus Impact .. Monitoring coronavirus situation closely .. Solid, diversified backlog and robust, recession-resistant markets • Blue chip customer base • Backlog certainty • Low risk profile in terms of T&M mix and A/R collection • Minimal capex • No warranty exposure .. Company streamlined & focused – on track for solid growth and improved bottom line results .. Committed to strengthening balance sheet through cash flow generation and de-levering • Completed refinancing and rights offering .. Goal to uplist to broader exchange in 2020

7 7 $53.5 $44.4 $50.7 $71.5 $56.9 $66.8 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 Fourth Quarter Revenue up Over 50% Numbers may not sum due to rounding (Comparatives vs. prior-year period, unless noted otherwise) Strong Expansion Anticipated in 2020 .. Entrance into Canada nuclear industry to drive revenue growth .. Strong performance in core nuclear and fossil project work .. Opportunities abound in industrial and cleantech markets .. 2020E represents midpoint of guidance $187.0 $188.9 $245.8 $290.0 2017 2018 2019 2020E (in millions) Change Fourth quarter 2018 revenue $ 44.4 Timing related to Plant Vogtle Units 3 and 4 10.9 Canada 5.9 Net change in project revenue 2.8 Timing of decommissioning projects 2.8 Total change 22.4 Fourth quarter 2019 revenue $ 66.8 Fourth Quarter Revenue Bridge $ Millions

8 Gross Margin Trends Gross margin of 13.6% in quarter • $1.7 million of revenue related to early termination of a contract • Higher volumes • Mix Strong margins expected in 2020 • Guidance of 11-13% $5.3 $6.7 $9.2 $6.0 $9.1 4Q 2018 1Q 2019 2Q 2019 3Q 2019 4Q 2019 12.0% 13.2% $17.9 $28.7 $30.9 2017 2018 2019 15.2% 12.6% 9.6% 13.6% Annual and TTM totals shown in graphs may not equal the sum of the quarters due to rounding. $ Millions 12.9% 10.5%

9 Execution Drives Improved Results Adjusted EBITDA(1) ($11.7) $11.5 $12.6 $14.0 2017 2018 2019 2020E 2020E represents midpoint of guidance.. (1) Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results. $ Millions

10 Strengthening Balance Sheet Expect significant cash generation in 2020 .. Anticipate $3 million in additional cash as restructuring/severance costs roll off .. Further operating cash flow from effective working capital management .. Significant loss carryforwards and minimal cash tax requirements .. Low capex Expanded availability on Revolver by $10 million .. Increased capacity to fund business development .. Amended $35 million term loan Matures September 2022 .. New $25 million revolver matures October 2022 LIBOR + 6.0% with a minimum LIBOR rate of 1.0% Completed rights offering that raised net proceeds of $6.6 million Strategy in place to de-lever Company and strengthen capital structure

11 .. Recap: 2020 Outlook* * Guidance provided on March 25, 2020 1Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non-GAAP financial results. Backlog and financial position sets the stage for another year of strong revenue and earnings growth with improved cash flow Revenue $280 million to $300 million Gross Margin 11% to 13% SG&A 8% to 8.5% of revenue Adjusted EBITDA(1) (from continuing operations) $13 million to $15 million Financial Strategy Priorities: • Reduce cost of capital • Improve working capital • Leverage operating structure

Supplemental Information OTCQX: WLMS

13 13 Adjusted EBITDA Reconciliation Non-GAAP Financial Measure: Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U.S. Securities and Exchange Commission. Adjusted EBITDA is the sum of our net income (loss) before interest expense, net, and income tax (benefit) expense and unusual gains or charges. It also excludes non-cash charges such as depreciation and amortization. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and unusual gains or charges (stock-based compensation, severance costs, other nonrecurring expenses, franchise taxes, loss on other receivables, consulting expenses to develop corporate strategies, bank restructuring costs, foreign currency gain, restructuring charges, asset disposition charges and restatement expenses), which are not always commensurate with the reporting period in which such items are included. Williams’ credit facility also contains ratios based on EBITDA. Adjusted EBITDA should not be considered an alternative to net income or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. Three Months Ended December 31, Year Ended December 31, (in thousands) 2019 2018 2019 2018 Net income (loss)-continuing operations $ (296) $ (2,688) $ 1,022 $ (13,790) Add back: Interest expense, net 1,528 1,593 6,032 8,990 Income tax expense (benefit) 192 (5,120) 333 (4,400) Depreciation and amortization expense 76 224 301 857 Stock-based compensation 584 482 1,595 1,179 Severance costs 865 — 1,314 — Other non-recurring expenses — — 241 — Franchise taxes 63 (128) 255 74 Loss on other receivables — — 189 — Consulting expenses-remediation 433 — 585 — Bank restructuring costs 548 — 685 — Foreign currency loss 206 — 20 — Restructuring charges — 2,028 — 5,689 Asset disposition costs — — — 815 Restatement expenses — — — 160 Estimated non-recurring expenses — 4,600 — 11,900 Adjusted EBITDA - continuing operations $ 4,199 $ 991 $ 12,572 $ 11,474

14 14 Non-GAAP Guidance Note Regarding Forward-Looking Non-GAAP Financial Measures The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis.